                                                                   EXHIBIT 10.60


              Confidential Materials omitted and filed separately
                  with the Securities and Exchange Commission.
                        Asterisks denote such omissions.

                           SUPPLY AND SALES AGREEMENT

THIS SUPPLY AND SALES AGREEMENT made effective as of the 1st day of September, 1996 (the "Effective Date") between HYBRIDON, INC., a corporation incorporated under the laws of the State of Delaware ("HYBRIDON") and P.E. APPLIED BIOSYSTEMS, a Division of Perkin-Elmer, a corporation incorporated under the laws of the State of New York ("ABD" and together with HYBRIDON called the "Parties").

WHEREAS, the Parties are interested in setting forth herein the terms and conditions relative to the supply by ABD to HYBRIDON of nucleoside phosphoramidites and the sale by HYBRIDON to third parties of oligonucleotides made from such nucleoside phosphoramidites;

NOW, THEREFORE, upon the mutual covenants and agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                   ARTICLE 1.

                                   DEFINITIONS

      The following terms shall have the meanings set forth below:

1.1 "ABD Materials" shall mean amounts of nucleoside phosphoramidites to be supplied by ABD to HYBRIDON and used by Hybridon for manufacturing oligonucleotides hereunder. ABD Materials provided by ABD shall conform to the ABD Specifications and shall be manufactured under current ISO 9001 conditions.

1.2 "ABD Patent Rights" shall mean the U.S. Patents listed in Appendix A, and any and all reissues, reexaminations, renewals, extensions, divisions and continuation patents, and continuations-in-part of the foregoing and any foreign counterparts and any other form of patent coverage directed to the inventions described in such patents or patent applications or covered by any such patents or patent applications.

1.3 "ABD Specifications" shall mean the specifications set out in Exhibit A hereto, and shall include the standard assays which will be used to evaluate conformity of ABD Materials to such specifications.

1.4 "Oligonucleotides" shall mean oligonucleotides, including chemically modified analogs of oligonucleotides. "Hybridon Oligonucleotides" shall mean Oligonucleotides manufactured in whole or in part using ABD Materials, and supplied by HYBRIDON to third parties who have been referred to Hybridon by ABD. Hybridon Oligonucleotides provided by HYBRIDON shall conform

              Confidential Materials omitted and filed separately
                  with the Securities and Exchange Commission.
                        Asterisks denote such omissions.

      to the Hybridon Specifications and shall be manufactured under current Good Manufacturing Practice conditions as found in the pharmaceutical industry.

1.5   "Net Sales" shall mean the ********************************** on sales or other dispositions of a Hybridon Oligonucleotide by HYBRIDON to independent third parties, less the following items (provided that such items are included in the amount invoiced and collected and do not exceed reasonable and customary amounts in the country in which such sale or other disposition occurred): (i) trade, cash and quantity and promotional discounts actually allowed and taken; (ii) excises, sales taxes or other taxes imposed upon and paid with respect to such sales (excluding national, state or local taxes based on HYBRIDON's income); (iii) freight, insurance and other transportation charges incurred in shipping a Hybridon Oligonucleotide to third parties; (iv) amounts repaid or credited by reason of rejections, defects, recalls or returns; (v) rebates (including pursuant to Medicaid or other governmental programs); and (vi) **********
      *************************************************************************
      *************************************************************************
      ************. Such amounts shall be determined from the books and records of HYBRIDON, maintained in accordance with GAAP.

      If a Hybridon Oligonucleotide is sold, leased, used or otherwise commercially disposed of for value (including, without limitation, disposition in connection with the delivery of other products or services) in a transaction that is not an arm's length sale to an independent third party, then the gross amount invoiced in such transaction shall be deemed to be the gross amount that would have been paid had there been such a sale at the average sale price of such Hybridon Oligonucleotide during the applicable royalty reporting period. Net Sales shall also include any consideration received by HYBRIDON in respect of the sale, use or other disposition of a Hybridon Oligonucleotide in a country prior to the receipt of all regulatory approvals required to commence full commercial sales of such Hybridon Oligonucleotide in such country (e.g., sales under "treatment INDs," "named patient sales," "compassionate use sales," or their equivalents).

1.6 "Term of this Agreement" shall mean the period commencing September 1, 1996 and ending four (4) years thereafter, unless earlier terminated according to Article 10 of this Agreement.

1.7 "Valid Claim" shall mean an unexpired patent claim which has not been found unpatentable, invalid or unenforceable by a court or administrative body of competent jurisdiction in an unappealed or unappealable decision.



* Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                   ARTICLE 2.

                             SUPPLY OF ABD MATERIALS

2.1 ABD agrees to supply to HYBRIDON sufficient ABD Materials to satisfy **** *************************** for nucleoside phosphoramidites for HYBRIDON's overall manufacture of oligonucleotides for third parties pursuant to
      Section 5.1 of this Agreement at competitive prices to be agreed by the Parties. ABD further agrees to supply to HYBRIDON sufficient ABD Materials to satisfy ***************************************************************
      ************************** of Oligonucleotides for its own account pursuant to Section 5.4 of this Agreement at competitive prices to be agreed by the Parties. ABD further agrees that:

      (i)   ABD Materials must conform to the ABD Specifications; and

      (ii) ABD must supply ABD Materials in accordance with the delivery schedules agreed between ABD and HYBRIDON for HYBRIDON's orders for such ABD Materials.

2.2 HYBRIDON agrees to use ABD ************************ its overall requirement for nucleoside phosphoramidites for the manufacture of oligonucleotides.

2.3 Any modifications to the ABD Specifications required due to a change in statutory, regulatory or similar legislative requirements shall be promptly agreed between ABD and HYBRIDON in writing in a manner which complies with such statutory, regulatory or similar legislative requirements. In the event that either ABD or HYBRIDON require a modification to the Specifications for reasons other than changes in statutory, regulatory, or similar legislative requirements, such modification shall not be implemented until such time as both ABD and HYBRIDON have agreed in writing to the modification itself, as well as to the method of implementing such modification.

2.4 ABD shall provide to the FDA or other government regulatory agency on behalf of HYBRIDON any information requested by the FDA or other government regulatory agency relating to the ABD Materials which is required by any appropriate governmental regulatory agency for regulatory approval of a product containing such ABD Materials. Preparation and provision of such information will be billed to HYBRIDON to defray the document preparation expense.

2.5 Notwithstanding any other provision in this Article 2 to the contrary, during the term of this agreement, Hybridon shall be entitled to manufacture for itself


* Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

              Confidential Materials omitted and filed separately
                  with the Securities and Exchange Commission.
                        Asterisks denote such omissions.

      and/or acquire from any supplier other than ABD or a supplier licensed under the ABD Patent Rights any quantity of nucleoside phosphoramidites for the commercial manufacture of oligonucleotides, provided that such supplier is supplying to HYBRIDON or HYBRIDON is making for itself ****
      ***********************************************************
      *****************.

2.6 During the term of this Agreement, ABD grants HYBRIDON a license under the ABD Patent Rights to obtain phosphoramidites from a third party pursuant to Sections 5.3 and 5.4 of this Agreement and to use phosphoramidites and processes claimed in such Patent Rights to make Oligonucleotides in accordance with the payment provisions of Article 5 of this Agreement.


                                   ARTICLE 3.

                                    DELIVERY

3.1 Hybridon shall furnish ABD written purchase orders for ABD Materials being purchased hereunder not later than sixty (60) days prior to the requested delivery date for such order. Such purchase orders shall be deemed accepted unless rejected in writing by ABD within ten (10) days after its receipt of such order. The only terms of such purchase order that shall be binding are those relating to quantity, price and date of delivery. All other terms of the purchase and sale hereunder shall be interpreted solely in accordance with this Agreement.

3.2 ABD shall place Manufacturing/Expiry dates on all invoices and bulk packages for the ABD Materials which it is supplying to HYBRIDON. ABD undertakes and agrees that at the time of delivery of any ABD Materials to HYBRIDON, such ABD Materials will have a remaining shelf life as indicated in the regulatory submissions and approvals relating thereto.

3.3 ABD shall deliver its ABD Materials F.O.B. ABD's manufacturing facility, Foster City, CA.


                                   ARTICLE 4.

                                   COMPLAINTS

4.1 Within forty-five (45) days after deliver of ABD Materials to HYBRIDON, HYBRIDON shall perform all necessary analytical and quality control tests on such Materials in order to determine whether they comply with the quantity ordered and the ABD Specifications. HYBRIDON shall notify ABD in writing within this forty-five (45) day period of any complaints regarding qualitative


* Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

      or quantitative impairment of such ABD Materials supplied by ABD hereunder.

4.2 In the event that HYBRIDON has a complaint with respect to any ABD Materials supplied, then:

      (a) If the complaint concerns the quantity of such ABD Materials supplied, HYBRIDON shall provide ABD with sufficient evidence to substantiate the short quantity. Upon receipt of such evidence, ABD shall, at HYBRIDON's election, either (i) supply to HYBRIDON the short quantity as promptly as practicable, but in no event later than sixty (60) days after receipt of such evidence, or (ii) refund to HYBRIDON a PRO RATA portion of the purchase price of such ABD Materials;

      (b) If the complaint concerns the non-conformity of such ABD Materials with the ABD Specifications, HYBRIDON shall provide sufficient analytical evidence to substantiate the impairment. Upon receipt of such evidence, ABD shall replace the impaired amount of ABD Materials with an equal amount of ABD Materials conforming to the ABD Specifications as promptly as practicable, but in no event later than ninety (90) days after receipt of such evidence. ABD shall provide such replacement quantity of ABD Materials at no additional cost to HYBRIDON.

      (c) Should ABD disagree with HYBRIDON about the shortfall or impairment, ABD shall supply the short quantity or replacement quantity according to Section 4.2(a) or (b) above, and then both Parties shall immediately and jointly carry out the necessary analysis to determine whether HYBRIDON's complaint is valid. If the joint analysis affirms the validity of the complaint, then the matter shall be deemed conclusively resolved. If the joint analysis shows the complaint to be invalid, then HYBRIDON will credit ABD for the short quantity or replacement quantity provided by ABD, against the next future order of ABD Materials by HYBRIDON in accordance with the terms of this Agreement, or if such future order is not made within the term of this Agreement, the payment for such ABD Materials which would be due under Article 5 of this Agreement shall be remitted promptly.

      (d) In the event that the Parties still disagree about the shortfall or impairment after the joint analysis under Section 4.2(c) above, then the matter shall be submitted to an independent laboratory chosen jointly by the Parties. The findings of the independent laboratory shall be final and binding on both Parties and the expenses of the independent laboratory shall be paid by the nonprevailing Party.

              Confidential Materials omitted and filed separately
                  with the Securities and Exchange Commission.
                        Asterisks denote such omissions.

                                   ARTICLE 5.

                           COMPENSATION FOR MATERIALS

5.1 For sales or other dispositions by HYBRIDON of ************************* ******************* Hybridon shall ********************** to the *******
      ***** for the ************************************ the ********
      *************************************** of the Net Sales of such *******
      ***************** Hybridon shall also pay to ABD, for any orders of *********************************** by the *****************************
      *************************** of such ************************* to such
      ************************ to the *************** for the ****************
      used to *********** the ************************************************
      of Net Sales of such ***********************.

5.2 For sales or other dispositions by HYBRIDON of ************************** ***** who has been ********************************************** and for which said ************************************************* provided by
      **************************************************** HYBRIDON shall pay to
      *************** to the *************** of the ****************************
      *************************** of net Sales of such ***************
      provided that such *************** were **********************************
      ******, but for this Agreement, ******************************************
      *****************************. If such a *********************** then
      HYBRIDON shall pay to *************** to the ************** of the
      **************** for such ************************************

5.3 For sales or other dispositions by HYBRIDON of ************************** ***** who has been ********************************************** and for which said ************************************************* provided by a party which is ***********************************************************
      ******* HYBRIDON shall pay to ******************************* of
      **************** purchased from ***************, provided that such
      **************** were made using *********************** but for this
      Agreement, ***************************************************************
      *********** or which are ***************************** In addition,
      HYBRIDON shall pay to ****************************************************
      of Net Sales of such ***************, provided that such *****************
      were ********************************** but for this Agreement, *****
      ************************************************************************

* Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

             Confidential Materials omitted and filed separately
                  with the Securities and Exchange Commission.
                        Asterisks denote such omissions.


5.4   For **************** used by HYBRIDON to ***************************** for its own use, HYBRIDON shall pay to ********************** of the **************** if such **************** are supplied by ***. If such
      **************** are supplied *******************************************
      ************* then if such **************** were made using
      *********************** but for this Agreement, ************************
      ********************************************** or which are ***********
      ***************** or such **************** were made ***************
      ****** but for this Agreement *******************************************
      ******************************* then HYBRIDON shall pay to **************
      ************************************************************************

5.5 HYBRIDON shall keep records of all sales of Hybridon Oligonucleotides to third parties according to GAAP. Forty-five (45) days after the end of each calendar quarter, Hybridon shall report to ABD all sales of Hybridon Oligonucleotides, the royalty due ABD thereunder, and the basis for determination of such royalty. Each such report shall be accompanied by a check for the amount of royalties due ABD.

5.6 ABD shall have the right, no more than once in any calendar year, to have HYBRIDON's books and records audited to the extent necessary to confirm HYBRIDON's royalties due to ABD. Such audit shall take place on no less than ten (10) days' written notice and shall be conducted during normal business hours. Such audit will be performed by an auditor chosen by ABD and reasonably acceptable to HYBRIDON. Such audit shall be conducted at ABD's expense; PROVIDED, HOWEVER, that if the results of the audit show that HYBRIDON has under-reported its royalties due to ABD by ten percent (10%) or more, then HYBRIDON will reimburse ABD for the cost of the audit. If HYBRIDON has under-reported its royalties due to ABD, then HYBRIDON shall pay to ABD any amounts underpaid hereunder.


                                   ARTICLE 6.

                          WARRANTY AND INDEMNIFICATION

6.1 ABD represents and warrants that the ABD Materials to be supplied by ABD to HYBRIDON hereunder: (a) will conform in all material respects to the relevant ABD Specifications; and (b) will have been manufactured in accordance with the current ISO 9001 requirements and all applicable laws, rules, directives and regulations. Except as otherwise stated herein, ABD's only liability for breach of this warranty shall be to replace any impaired ABD Materials with conforming ABD Materials in accordance with
      Article 4 above.



* Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

             Confidential Materials omitted and filed separately
                  with the Securities and Exchange Commission.
                        Asterisks denote such omissions.

6.2 ABD hereby agrees to indemnify and hold HYBRIDON harmless from and against all claims, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) incurred or sustained by HYBRIDON in connection with:

      (a) infringement claims or misappropriation of trade secret claims of third parties made against HYBRIDON in connection with such ABD Materials, but not for patent infringement by oligonucleotides manufactured from such ABD Materials, provided that HYBRIDON shall promptly notify ABD of any such claims and ABD shall have the right, at its own expense, to hire counsel of its choice and exercise sole control over the litigation; and

      (b) a breach of any of ABD's representations, warranties or covenants contained herein.

6.3   If HYBRIDON *************************************************************
      ****** prior to the Effective Date of this Agreement, then ********** ****************************** with respect to any and all **************
      *************** prior to the effective date of this agreement.

6.4 EXCEPT AS STATED ABOVE, ABD DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO SUCH ABD MATERIALS, INCLUDING WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.5 HYBRIDON hereby agrees to indemnify and hold ABD harmless from and against all claims, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) incurred or sustained by ABD in connection with:

      (a) infringement claims or misappropriation of trade secret claims of third parties made against ABD in connection with *****************
            ******************************************************************
            ********************************************* provided that ABD shall promptly notify HYBRIDON of any such claims and HYBRIDON shall have the right, at its own expense, to hire counsel of its choice and exercise sole control over the litigation;

      (b) claims of inducement to infringe or contributory infringement of any and all of U.S. Patents Nos. ************************************
            and any and all patents issuing from parent cases, reissues, reexaminations, renewals, extensions, divisions and continuation patents, and


* Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

            continuations-in-part of the foregoing and any foreign counterparts and any other form of patent coverage directed to the inventions described in such patents or patent applications or covered by any such patents or patent applications, provided that ABD shall promptly notify HYBRIDON of any such claims and HYBRIDON shall have the right, at its own expense, to hire counsel of its choice and exercise sole control over the litigation; and

      (c) a breach of any of HYBRIDON's representations, warranties or convents contained herein.

6.6 EXCEPT AS STATED ABOVE, HYBRIDON DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO SUCH OLIGONUCLEOTIDES, INCLUDING WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


                                   ARTICLE 7.

                                   INSPECTIONS

7.1 In order to assure the application and maintenance of the current ISO 9001 requirements with respect to the ABI Materials which it is purchasing hereunder, HYBRIDON may perform regular inspections of ABD's manufacturing facility, quality control laboratory and other areas of its facility that relate to the production of such Materials. HYBRIDON shall give ABD at least thirty (30) days' prior written notice of each such inspection. In connection with such inspections, ABD will permit review of its manufacturing documents by HYBRIDON's quality assurance personnel.

7.2 At least twenty (20) days prior to visiting ABD's facilities and laboratories to conduct an inspection pursuant to Section 7.1 above, HYBRIDON shall send to ABD a questionnaire which covers various aspects of ABD's ISO 9001. The completed questionnaire, an index of titles of ABD's ISO 9001 documents and a copy of ABD's quality manual shall be returned to HYBRIDON at least three (3) working days before the scheduled date of the HYBRIDON's inspection.

             Confidential Materials omitted and filed separately
                  with the Securities and Exchange Commission.
                        Asterisks denote such omissions.

                                   ARTICLE 8.

                      RESEARCH AND MARKETING COLLABORATION

8.1 ABD will *********************** to provide customers to HYBRIDON for oligonucleotide manufacturing at scales above ************** HYBRIDON shall have no obligation to provide oligonucleotides to any such customer, unless HYBRIDON enters into a written supply agreement satisfactory to HYBRIDON with such customer. ABD will not manufacture, sell or commercialize oligonucleotides for therapeutic purposes for third parties at scales ******************* other than to satisfy its obligations under agreements with third parties entered into prior to the Effective date of this Agreement and future modifications of such third party agreements.

8.2 The Parties shall discuss the commercialization by ABD of certain new HYBRIDON reagents technology for the ************************************
      **********. Such technology includes ************************************
      *********************************************. If ABD determines that it desires to market products based upon such technology, the Parties shall negotiate in good faith a license agreement under which HYBRIDON will manufacture such products and supply them to ABD; ABD will package, distribute and sell such products, and HYBRIDON will provide ABD with the necessary patent rights and know-how available to HYBRIDON for the marketing of such products. Such commercialization may include the payment of licensing fees by ABD to HYBRIDON or the making of an equity investment by ABD in HYBRIDON.

8.3 The Parties will consider in good faith collaborating with each other on the commercialization of additional new reagents and materials for ******************************************. Such reagents will include
      **********************************************************. In the event that the Parties negotiate a license agreement for such commercialization, Hybridon would be responsible for the manufacture of such reagents, and supply them to ABD; ABD would package, distribute and sell such products, and HYBRIDON would provide ABD with the necessary patent rights and know-how available to HYBRIDON for the marketing of such products. Alternatively, under such an agreement ABD would manufacture, package, distribute and sell such products, HYBRIDON would provide ABD with the necessary patent rights and know-how available to HYBRIDON for the marketing of such products and ABD would pay a royalty to HYBRIDON based upon the net sales of such products. Such collaborations may include the payment of licensing fees by ABD to HYBRIDON or the making of an equity investment by ABD in HYBRIDON.


* Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

             Confidential Materials omitted and filed separately
                  with the Securities and Exchange Commission.
                        Asterisks denote such omissions.

8.4 The Parties will consider in good faith collaborating with each other on the commercialization of new systems and techniques for ***********
      *************************************************

8.5 Except as provided in Section 8.1, nothing in this Article 8 shall be construed to prohibit ABD or HYBRIDON from entering into any other agreement with any other party concerning subject matter which is the same as or similar to the subject matter of this Agreement.


                                   ARTICLE 9.

                                     NOTICES

Any notice, statement, purchase order, document or other communication under this Agreement shall be in writing and delivered personally, by courier, by pre-paid registered mail or by facsimile to the Parties at the following respective addresses:

HYBRIDON:

      Hybridon, Inc.
      155 Fortune Blvd.
      Milford, MA 01757
      Fax: 1-508-751-7791
      Attention: Vice President - Manufacturing

ABD:

      Applied Biosystems
      850 Lincoln Center Drive
      Foster City, California 94404
      Fax: 1-415-572-2743
      Attention: Chemical Manufacturing Manager

      or to such other address as the Party in question may in writing direct.

      Notices shall be effective upon receipt.


                                   ARTICLE 10.

                              TERM AND TERMINATION


* Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

10.1 This Agreement shall come into force and effect as of September 1, 1996 and shall end, unless terminated earlier pursuant to Section 10.2 or
      Section 10.3 below, on the last day of the Term of this Agreement.

10.2 In the event of a breach of any of the provisions hereof by either Party, the non-breaching Party may terminate this Agreement, effective immediately with the delivery of a notice of termination, if such breach is not cured by the breaching Party within thirty (30) days after receiving written notice of such breach from the non-breaching Party.

10.3 Either party may terminate this agreement upon 90 days written notice to the other party.

10.4 At each six (6) month anniversary of the Effective Date of this Agreement, the Parties shall review this Agreement and its performance hereunder. If either party is not satisfied with this Agreement or its performance as of the time of such anniversary, the parties shall negotiate in good faith to modify this Agreement in writing to address such dissatisfaction.


                                   ARTICLE 11.

                          GOVERNING LAW AND ARBITRATION

11.1 Any claim arising from this Agreement which is challenged, any controversy or dispute regarding the execution of this Agreement, including its termination, as well as any dispute with regard to the interpretation or application of this Agreement must be submitted to arbitration to the exclusion of the courts, the whole in accordance with the procedure hereinafter established; PROVIDED, HOWEVER, that notwithstanding anything contained in this Section 11.1 to the contrary, each Party shall have the right to institute judicial proceedings against the other Party or anyone acting by, through or under such other Party in order to enforce the instituting Party's rights hereunder through reformation of contract, specific performance, injunction or similar equitable relief.

11.2 Any Party wishing to submit a claim, conflict, dispute or disagreement to arbitration must forward to the other Party a written notice (hereinafter referred to as "Notice to Arbitrate") containing a reasonably detailed description of the claim, conflict, dispute or disagreement.

11.3 Each claim, conflict, dispute or disagreement submitted to arbitration hereunder shall be heard by three arbitrators, two of whom shall be appointed by the respective Parties and the third appointed by agreement of the first two arbitrators, or, in the absence of agreement within thirty (30) days, by the President of the American Arbitration Association.

11.4  The date of hearing of the Parties in dispute must be held within sixty
      (60) days following the receipt of the Notice to Arbitrate. Each Party shall submit to the arbitrators a proposed ruling. The arbitrators must choose one of the two proposed rulings by a majority vote of the arbitrators. The arbitrators may not amend or supplement either proposed ruling. The arbitrators' choice must be delivered to the Parties within thirty (30) days following the hearing of the Parties. Any such award which is rendered shall be final, binding and without appeal, and shall become executory as a judgment against the Parties.

11.5 The arbitration shall be conducted in English in accordance with the commercial arbitration rules of the American Arbitration Association. The arbitration, including the rendering of the award, shall take place in Worcester, Massachusetts if ABD is the plaintiff Party or in Foster City, California if HYBRIDON is the plaintiff Party.

11.6 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, except for its choice of law principles.


                                   ARTICLE 12.

                                     GENERAL

12.1 Each Party agrees that it is not an agent of the other Party and that it has no authority to bind the other Party in any manner. This Agreement shall not be construed so as to constitute either Party as a partner, joint venturer, agent or representative of the other Party for any purpose whatsoever.

12.2 This Agreement and everything contained herein shall inure to the benefit of and be binding upon the successors and assigns of the Parties. This Agreement is transferable by HYBRIDON to any entity which HYBRIDON may establish to undertake its contract manufacturing of oligonucleotides, provided that HYBRIDON owns or controls at least 50% of the voting stock of such entity. This Agreement may not be assigned by ABD without the prior written consent of HYBRIDON.

12.3 This Agreement constitutes the complete and exclusive agreement between the Parties hereto and supersedes all prior agreements, whether written or oral, and all other communications between the Parties relating to the subject matter of this Agreement, except that the Parties have previously entered into a

      Confidentiality Agreement, dated March 20, 1996, the provisions of which are hereby incorporated by reference.

12.4 This Agreement can be amended only in writing signed by duly authorized representatives of each Party.

12.5 Neither Party shall be liable in damages for any delay or default in performing any obligation hereunder if that delay or default is due to any cause beyond the reasonable control and without fault or negligence of that Party; PROVIDED that: (i) in order to excuse its delay or default hereunder, a Party shall notify the other of the occurrence or the cause, specifying the nature and particulars thereof and the expected duration thereof; (ii) within ten (10) days after the termination of such occurrence or cause, such Party shall give notice to the other Party specifying the date of termination thereof; and (iii) no payment obligation shall be excused or suspended, as a result of this Section 10.6 or otherwise. All obligations of both Parties shall return to being in full force and effect upon the termination of such occurrence or cause. For the purposes of this Section 10.6, a "cause beyond the reasonable control" of a Party shall include, without limiting the generality of the phrase, any act of God, act of any government or other authority, industrial dispute, fire, explosion, accident, power failure, flood, riot or war (declared or undeclared).

12.6 Headings in this Agreement are for the convenience of the Parties only and shall not be used in the construction of this Agreement or any part thereof.

12.7 In the event that any provision of this AGREEMENT is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the Parties shall negotiate a substitute provision that, to the extent possible, accomplishes the original business purpose.

12.8 This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns.

12.9 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of such together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement.


HYBRIDON, INC.                          P.E. APPLIED BIOSYSTEMS


By: /s/ Anthony J. Payne                By: /s/ Michael Hunkapillar
    ---------------------------            -----------------------------
Name:   Anthony J. Payne                Name:   Michael Hunkapillar
Title:  President, Manufacturing        Title:  Vice President

              Confidential Materials omitted and filed separately
                  with the Securities and Exchange Commission.
                        Asterisks denote such omissions.

                                   APPENDIX A


  Patent Number                  Title
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                       **************






* Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.